Neuberger Berman Alternative Funds®

Supplement to the Summary Prospectus and Prospectus, each dated February 29, 2016, and the Statement of Additional Information, dated February 29, 2016 (as amended April 5, 2016 and May 24, 2016)

Class A, Class C, and Institutional Class of Neuberger Berman Flexible Select Fund

The Board of Trustees of Neuberger Berman Alternative Funds (the “Trust”) has approved the liquidation of Neuberger Berman Flexible Select Fund (the “Fund”), a series of the Trust. Accordingly, the Fund will cease its investment operations, liquidate its assets and make a liquidating distribution to shareholders of record.

The date of liquidation for the Fund currently is anticipated to be on or about October 3, 2016 (the “Liquidation Date”).  Shareholders of the Fund may continue to redeem their Fund shares through the Liquidation Date.  As of the close of business on September 16, 2016, the Fund will not accept orders to purchase Fund shares from new investors or existing shareholders (including purchases through dividend reinvestments). In connection with the liquidation, the Fund may depart from its stated goals, strategies and techniques as the Fund begins to convert all portfolio securities to cash or cash equivalents in preparation for the final distribution to shareholders. Any shareholder who purchased Class A or Class C Fund shares on or after August 1, 2016, will be reimbursed any applicable sales charge paid and will not be subject to any applicable contingent deferred sales charge. If any such sales charge has already been paid, that amount will be reimbursed to the shareholder.

Shareholders who elect to redeem their Fund shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Fund’s net asset value per share. Shareholders may exchange their Fund shares for shares of another fund in the Neuberger Berman mutual fund complex in accordance with the terms of the Fund’s prospectus at any time prior to the Fund’s cessation of operations. Each shareholder who does not choose either of those options and remains in the Fund will receive a liquidating cash distribution equal to the aggregate net asset value of the Fund shares that such shareholder holds at the time of the liquidation. Shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund in the Neuberger Berman mutual fund complex.

The liquidation of the Fund will result in one or more taxable events for shareholders that are subject to federal income tax. A redemption or exchange of Fund shares prior to the Fund’s cessation of operations will generally give rise to a capital gain or loss (depending on the shareholder’s tax basis in the shares) for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its previously undistributed net investment income and net capital gain, if any, in advance of its normal annual distribution schedule. All liquidation proceeds paid to shareholders will generally be treated as received by them in exchange for their Fund shares and will therefore generally give rise to a capital gain or loss, again depending on their respective tax basis in their shares.

Shareholders who hold their Fund shares through a retirement plan or account (such as a 401(k) plan or individual retirement account) should consult their tax advisers regarding the consequences of a redemption of Fund shares prior to the completion of the liquidation or the receipt of a liquidating cash distribution. Upon the receipt of a distribution from the Fund, whether in the form of a redemption or a liquidating cash distribution, such shareholders may have a limited time within which to reinvest the distribution proceeds to avoid adverse tax consequences.

The date of this supplement is August 2, 2016.

Please retain this supplement for future reference.

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